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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-57138) and on Form S-8 (File Nos. 333-32543, 333-60311, 333-80457 and 333-32868) of The Hertz Corporation of our report dated January 17, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


                                              PRICEWATERHOUSECOOPERS LLP

Florham Park, New Jersey
March 18, 2003